                                                            NUVEEN
                                                               Investments

Nuveen
  Income Fund

         ANNUAL REPORT SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

For investors seeking attractive current income and capital preservation.


[PHOTO APPEARS HERE]


INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/SM/

--------------------------------------------------------------------------------

Less mail more freedom with online fund reports

There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do...

================================================================================

If your Nuveen Fund dividends are
PAID TO YOUR BROKERAGE ACCOUNT,
follow the steps outlined below:

1. Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New
   Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends
COME DIRECTLY TO YOU FROM NUVEEN,
follow the steps outlined below:

1. Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.

Must be preceded by or accompanied by a prospectus.

--------------------------------------------------------------------------------

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

I am pleased to have this opportunity to report on the recent performance of your Nuveen Income Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive current income and capital preservation from a portfolio of investment grade bonds. Detailed information on your Fund can be found in the Portfolio Manager's Comments and the Fund Spotlight sections later in this report. I urge you to take the time to read them. In addition to providing you with a consistent income stream, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

Talk to Your Advisor about Diversification

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio with a variety of investment types. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor.

Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Invest Well. Look Ahead. Leave Your Mark.

Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 15, 2001

================================================================================

Dear Shareholder..................................  1
Portfolio Manager's Comments......................  2
Fund Spotlight....................................  4
Portfolio of Investments..........................  5
Statement of Net Assets...........................  7
Statement of Operations...........................  8
Statement of Changes in Net Assets................  9
Notes to Financial Statements..................... 10
Financial Highlights.............................. 14
Report of Independent Public Accountants.......... 15
Fund Information.................................. 17

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Portfolio Manager's Comments

To help you understand Nuveen Income Fund's performance during the fiscal year ended September 30, 2001, we spoke with Rick Huber of Nuveen Investment Management, lead portfolio manager of the Fund.

Q. What were some of the most significant market conditions that affected fund performance during the period?

A. It was an extremely volatile 12 months for the bond markets. As the reporting period began, the economy was cooling and the stock market--led by technology and telecommunications companies--began a sharp descent. With economic growth threatened, the Federal Reserve started undoing its previous interest-rate hikes and started cutting rates aggressively. The rate cuts significantly helped the Treasury bond market as investors eagerly bought bonds with coupon rates higher than prevailing yields. Investors also participated in a "flight to quality" because of the unstable stock market. In other words, they were particularly attracted to highly rated bonds offering a measure of protection against falling investment values.

This situation changed somewhat as the period progressed, with lower-quality, higher-yielding bonds becoming more highly demanded as investors anticipated a future economic recovery. But the attacks of September 11 changed all that, and investors quickly returned to higher-quality investments. In addition to exacerbating economic weakness, the attacks reduced investors' appetite for risk and made it more difficult to find willing buyers for some corporate bonds--especially those backed by weak credit profiles. Accordingly, the yield spread between higher-quality and lower-quality securities widened to levels not seen in a decade.

Q. How did the fund perform in light of these factors?

A. For the one-year period ended September 30, 2001, the fund's total return was
11.29 percent/1/. By comparison, the Lipper Intermediate Investment Grade Debt Funds category average/2/ returned 11.72 percent, while the Lehman Brothers U.S. Aggregate Bond Index/3/ returned 12.95 percent for the same period.

Q. To what do you attribute fund performance during the reporting period?

A. There were several reasons why fund performance lagged the Lipper category funds average as well as the Lehman index. First, results were hurt by our investment in a bond issue of Williams Communications, which suffered along with the rest of the telecommunications industry. This was our sole investment in the troubled telecommunications and broadband area of the economy. While the Williams bond issue was not an enormous drag on fund performance, it did cause us to lose some ground relative to our benchmark indices. The security is no longer in the portfolio.

Also affecting fund performance during the reporting period was our focus on maintaining a competitive distribution yield. The Income Fund is managed not only for total return but also for maximizing the fund's income stream. To generate a certain income level for shareholders, we actively sought out relatively high-yielding bonds. During much of the reporting period, however, investors' flight to quality meant that higher-yielding, lower-quality bonds were somewhat out of favor. This also served to suppress fund performance during the period.

Q. Given the rapidly changing market conditions, what strategies did you use to manage the fund?

A. Going into the beginning of the reporting period, we were looking forward to modest economic improvement. We thought the Fed, on the heels of six


1 Performance figures are quoted for Class A shares at net asset value.
  Comments cover the fund's fiscal year ended September 30, 2001.
2 The Lipper Peer Group returns represent the average annualized total return of the 300 funds in the Lipper Intermediate Investment Grade Debt Funds category for the fiscal year ended September 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.
3 The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

--------------------------------------------------------------------------------

interest-rate hikes in 1999 and the first half of 2000, would eventually change course and start lowering rates modestly. So we structured the portfolio to take advantage of an expected flattening of the Treasury yield curve. Accordingly, we were substantially invested in longer bonds, seeking to take advantage of the relatively attractive yields they offered.

As a result of the deteriorating economy, however, the Fed acted to cut interest rates much more rapidly than expected, which widened the spreads between short and long bonds even further -- hurting relative fund performance during the first part of the period. In such an environment, we looked to invest in bonds with maturities in the 10- to 20-year range, which we believed offered the best value for shareholders -- and was indeed the case until the September 11 terrorist attacks, which sent the economy and the stock market tumbling once again.

The attacks served to further dampen the corporate bond market. During the first half of 2001, high-quality corporate securities performed strongest, while in the third quarter until September 11, the lower-quality portion of the fund helped drive our results. Fortunately, throughout the period we managed to avoid significant exposure to areas of the market that were especially hurt dramatically by the year-long economic slowdown -- industries such as telecommunications, broadband, and manufacturing.

Q. What do you see ahead for the bond market and the fund?

A. We see modest economic improvement ahead resulting from the substantial fiscal (increased spending and tax cuts) and monetary (interest-rate cuts) stimulus injected into the economy. Continued political uncertainty may continue to lead investors to the bond market -- particularly toward higher-quality and shorter-maturity investments. As mentioned earlier, yield spreads are now at very wide levels compared to historical norms. But if the economy and financial markets are restored to a more normal growth path, we'd expect these spreads to start contracting -- in which case we'd look to sell some of the fund's lower-quality securities and improve the fund's overall credit rating. As we await such a potential scenario, we'll continue to scrutinize the investments we own and seek to identify the best value we can for fund shareholders.


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.


================================================================================


                    Growth of an Assumed $10,000 Investment4

                        [Mountain chart appears here]

                   Lehman Brothers   Nuveen Income     Nuveen Income
                    U.S. Aggregate     Fund (NAV)       Fund (Offer)
9/98                   $10,000           $10,000           $ 9,525
3/99                   $ 9,979           $ 9,988           $ 9,514
9/99                   $ 9,958           $ 9,996           $ 9,521
3/00                   $10,165           $10,096           $ 9,616
9/00                   $10,654           $10,470           $ 9,973
3/01                   $11,440           $11,158           $10,628
9/01                   $12,035           $11,654           $11,100

Lehman Brothers U.S. Aggregate     $12,035
Nuveen Income Fund (NAV)           $11,654
Nuveen Income Fund (Offer)         $11,100

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (4.75%) and all ongoing fund expenses. It also shows Lehman Brothers U.S. Aggregate, which does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Fund Spotlight

As of September 30, 2001                                     Nuveen Income Fund
================================================================================
Quick Facts

                    A Shares   B Shares   C Shares   R Shares
--------------------------------------------------------------------------------
NAV                   $19.40     $19.40     $19.44     $19.46
--------------------------------------------------------------------------------
Latest Dividend/1/   $0.1045    $0.0930    $0.0930    $0.1085
--------------------------------------------------------------------------------
CUSIP              67066D101  67066D200  67066D309  67066D408
--------------------------------------------------------------------------------
Inception Date         11/98      11/98      11/98      11/98
--------------------------------------------------------------------------------

Annualized Total Returns/2/
A Shares             NAV      Offer
1-Year            11.29%      6.00%
-----------------------------------
Since Inception    5.54%      3.74%
-----------------------------------

B Shares        w/o CDSC     w/CDSC
1-Year            10.49%      6.49%
-----------------------------------
Since Inception    4.76%      3.49%
-----------------------------------

C Shares                        NAV
-----------------------------------
1-Year                       10.47%
-----------------------------------
Since Inception               4.83%
-----------------------------------

R Shares                        NAV
-----------------------------------
1-Year                       11.91%
-----------------------------------
Since Inception               5.92%
-----------------------------------

Diversification/3/
U.S. Government Agency Mortgage-Backed      29.3%
-------------------------------------------------
Electric                                    13.7%
-------------------------------------------------
U.S. Treasury Bonds/Notes                   12.8%
-------------------------------------------------
U.S. Government Agency                      11.1%
-------------------------------------------------
Commercial Mortgage-Backed                   7.8%
-------------------------------------------------
Capital Goods                                6.8%
-------------------------------------------------
Financials                                   5.1%
-------------------------------------------------
Healthcare                                   3.6%
-------------------------------------------------
Natural Gas                                  2.7%
-------------------------------------------------
Consumer Cyclicals                           2.6%
-------------------------------------------------
Transportation                               2.4%
-------------------------------------------------
Real Estate Investment Trust                 2.1%
-------------------------------------------------

Portfolio Statistics
Total Net Assets                    $20.3 million
-------------------------------------------------
Number of Bond Issues                          29
-------------------------------------------------
Average Duration                             5.64
-------------------------------------------------
Average Effective Maturity             7.90 years
-------------------------------------------------

Bond Credit Quality/3/
[PIE CHART APPEARS HERE]

AAA/
U.S. Guaranteed                             58.0%
-------------------------------------------------
AA                                           6.4%
-------------------------------------------------
A                                            5.4%
-------------------------------------------------
BBB                                         11.4%
-------------------------------------------------
NR                                           2.8%
-------------------------------------------------
Other                                       16.0%
-------------------------------------------------

Portfolio Allocation/4/
U.S. Government and Agency Obligations      43.8%
-------------------------------------------------
Corporate Obligations                       36.5%
-------------------------------------------------
Commercial Paper                            17.4%
-------------------------------------------------
Taxable Municipal Bonds                      2.3%
-------------------------------------------------

Top Five Corporate Bond Holdings/3/
Interpool Capital Trust                      4.1%
-------------------------------------------------
Abbott Laboratories                          3.6%
-------------------------------------------------
Calpine Canada Energy Finance Ulc            3.4%
-------------------------------------------------
Tyco International Group S.A.                2.7%
-------------------------------------------------
NorAm Energy Corp.                           2.7%
-------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

1 Paid October 1, 2001. This is the latest monthly dividend declared during the period ended September 30, 2001.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total bond holdings as of September 30, 2001. Holdings are subject to change.

4 As a percentage of total holdings as of September 30, 2001. Holdings are subject to change.

Portfolio of Investments
Nuveen Income Fund
September 30, 2001


   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS - 41.1%
             CORPORATE BONDS - 33.8%
             Capital Goods - 6.3%

   $  1,000  Interpool Capital Trust, Unsecured Notes, Series B, 9.875%, 2/15/27

        500  Tyco International Group S.A., Notes, 6.750%, 2/15/11
---------------------------------------------------------------------------------------------------------------------
             Consumer Cyclicals - 2.4%

        500  Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03
---------------------------------------------------------------------------------------------------------------------
             Electric - 10.2%

        650  Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%, 5/01/08

        500  Mission Energy Holding Company, Senior Secured Notes, 13.500%, 7/15/08

        451  Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09

        500  Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04
---------------------------------------------------------------------------------------------------------------------
             Financials - 4.8%

        500  Conseco, Inc., Unsecured Notes, 8.500%, 10/15/02

        500  Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11
---------------------------------------------------------------------------------------------------------------------
             Healthcare - 3.3%

        650  Abbott Laboratories, Notes, 5.625%, 7/01/06
---------------------------------------------------------------------------------------------------------------------
             Natural Gas - 2.5%

        500  NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%, 11/01/13 (Mandatory put 11/01/03)
---------------------------------------------------------------------------------------------------------------------
             Real Estate Investment Trust  - 2.0%

        400  United Dominion Realty Trust, Inc., Medium Term Notes, 7.600%, 1/25/02
---------------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

        500  Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%, 1/15/21
---------------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.3%

        400  Commercial Mortgage Asset Trust, Series 99C1-A3, 6.640%, 9/17/10 (Mandatory put 1/17/08)

        500  Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass-through Certificates,
              Series 1999-RM1, 6.810%, 12/15/31

        500  Morgan Stanley Dean Witter Capital I Trust Incorporated, Commercial Mortgage Pass-through Certificates,
              Series 2001-TOP1, 6.660%, 2/15/33
---------------------------------------------------------------------------------------------------------------------
   $  8,551  Total Corporate Obligations (cost $8,154,271)
---------------------------------------------------------------------------------------------------------------------
             TAXABLE MUNICIPAL BONDS - 2.6%

   $    500  Cattaraugus County, New York, Industrial Development Agency, Industrial Development Revenue
              Bonds (Laidlaw Energy and Environmental Inc. Project), Series 1999B, 12.500%, 7/01/10
---------------------------------------------------------------------------------------------------------------------
   $    500  Total Taxable Municipal Bonds (cost $502,804)
---------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT and AGENCY OBLIGATIONS - 49.4%

             U.S. TREASURY BONDS/NOTES - 11.9%

   $    500   11.250%, 2/15/15
        750   7.500%, 11/15/16
        500   8.750%, 8/15/20
---------------------------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%

        500  Federal Home Loan Mortgage Corporation, Unsecured Notes, 6.750%, 3/15/31

        500  Federal National Mortgage Association, Benchmark Notes, 5.500%, 3/15/11

      1,000  Federal National Mortgage Association, Benchmark Notes, 6.000%, 5/15/11
---------------------------------------------------------------------------------------------------------------------

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 41.1%
CORPORATE BONDS - 33.8%
Capital Goods - 6.3%

Interpool Capital Trust, Unsecured Notes, Series B, 9.875%, 2/15/27                                      No Opt. Call    BBB-

Tyco International Group S.A., Notes, 6.750%, 2/15/11                                                    No Opt. Call      A-
--------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals - 2.4%

Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03                                                           No Opt. Call      BB
--------------------------------------------------------------------------------------------------------------------------------
Electric - 10.2%

Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%, 5/01/08                               No Opt. Call     BB+

Mission Energy Holding Company, Senior Secured Notes, 13.500%, 7/15/08                                   No Opt. Call     Ba2

Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                                                    No Opt. Call     Ba1

Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04                                         No Opt. Call     Ba2
--------------------------------------------------------------------------------------------------------------------------------
Financials - 4.8%

Conseco, Inc., Unsecured Notes, 8.500%, 10/15/02                                                         No Opt. Call     BB-

Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11                                               No Opt. Call      A+
--------------------------------------------------------------------------------------------------------------------------------
Healthcare - 3.3%

Abbott Laboratories, Notes, 5.625%, 7/01/06                                                              No Opt. Call      AA
--------------------------------------------------------------------------------------------------------------------------------
Natural Gas - 2.5%

NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%, 11/01/13 (Mandatory put 11/01/03)     No Opt. Call    Baa1
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust  - 2.0%

United Dominion Realty Trust, Inc., Medium Term Notes, 7.600%, 1/25/02                                   No Opt. Call     BBB
--------------------------------------------------------------------------------------------------------------------------------
Transportation - 2.3%

Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%, 1/15/21                                      No Opt. Call    Baa3
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.3%

Commercial Mortgage Asset Trust, Series 99C1-A3, 6.640%, 9/17/10 (Mandatory put 1/17/08)                 No Opt. Call     AAA

Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass-through Certificates,
 Series 1999-RM1, 6.810%, 12/15/31                                                                       No Opt. Call      AA

Morgan Stanley Dean Witter Capital I Trust Incorporated, Commercial Mortgage Pass-through Certificates,
 Series 2001-TOP1, 6.660%, 2/15/33                                                                       No Opt. Call     AAA
--------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (cost $8,154,271)
--------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 2.6%

Cattaraugus County, New York, Industrial Development Agency, Industrial Development Revenue              No Opt. Call     N/R
 Bonds (Laidlaw Energy and Environmental Inc. Project), Series 1999B, 12.500%, 7/01/10
--------------------------------------------------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (cost $502,804)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS - 49.4%

U.S. TREASURY BONDS/NOTES - 11.9%

 11.250%, 2/15/15                                                                                        No Opt. Call     Aaa
 7.500%, 11/15/16                                                                                        No Opt. Call     AAA
 8.750%, 8/15/20                                                                                         No Opt. Call     AAA
--------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%

Federal Home Loan Mortgage Corporation, Unsecured Notes, 6.750%, 3/15/31                                 No Opt. Call     AAA

Federal National Mortgage Association, Benchmark Notes, 5.500%, 3/15/11                                  No Opt. Call     Aaa

Federal National Mortgage Association, Benchmark Notes, 6.000%, 5/15/11                                  No Opt. Call     AAA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Market
Description                                                                                                  Value
-------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 41.1%
CORPORATE BONDS - 33.8%
Capital Goods - 6.3%

Interpool Capital Trust, Unsecured Notes, Series B, 9.875%, 2/15/27                                     $  771,798

Tyco International Group S.A., Notes, 6.750%, 2/15/11                                                      515,857
-------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals - 2.4%

Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03                                                             483,811
-------------------------------------------------------------------------------------------------------------------
Electric - 10.2%

Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%, 5/01/08                                 635,469

Mission Energy Holding Company, Senior Secured Notes, 13.500%, 7/15/08                                     507,500

Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                                                      461,311

Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04                                           475,815
-------------------------------------------------------------------------------------------------------------------
Financials - 4.8%

Conseco, Inc., Unsecured Notes, 8.500%, 10/15/02                                                           460,000

Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11                                                 510,202
-------------------------------------------------------------------------------------------------------------------
Healthcare - 3.3%

Abbott Laboratories, Notes, 5.625%, 7/01/06                                                                674,734
-------------------------------------------------------------------------------------------------------------------
Natural Gas - 2.5%

NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%, 11/01/13 (Mandatory put 11/01/03)       510,457
-------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust  - 2.0%

United Dominion Realty Trust, Inc., Medium Term Notes, 7.600%, 1/25/02                                     405,604
-------------------------------------------------------------------------------------------------------------------
Transportation - 2.3%

Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%, 1/15/21                                        461,696
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.3%

Commercial Mortgage Asset Trust, Series 99C1-A3, 6.640%, 9/17/10 (Mandatory put 1/17/08)                   426,115

Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass-through Certificates,
 Series 1999-RM1, 6.810%, 12/15/31                                                                         528,920

Morgan Stanley Dean Witter Capital I Trust Incorporated, Commercial Mortgage Pass-through Certificates,
 Series 2001-TOP1, 6.660%, 2/15/33                                                                         530,318
-------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (cost $8,154,271)                                                            8,359,607
-------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 2.6%

Cattaraugus County, New York, Industrial Development Agency, Industrial Development Revenue                520,590
 Bonds (Laidlaw Energy and Environmental Inc. Project), Series 1999B, 12.500%, 7/01/10
-------------------------------------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (cost $502,804)                                                              520,590
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS - 49.4%

U.S. TREASURY BONDS/NOTES - 11.9%

 11.250%, 2/15/15                                                                                          796,719
 7.500%, 11/15/16                                                                                          922,149
 8.750%, 8/15/20                                                                                           696,875
-------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%

Federal Home Loan Mortgage Corporation, Unsecured Notes, 6.750%, 3/15/31                                   542,432

Federal National Mortgage Association, Benchmark Notes, 5.500%, 3/15/11                                    508,974

Federal National Mortgage Association, Benchmark Notes, 6.000%, 5/15/11                                  1,055,314
-------------------------------------------------------------------------------------------------------------------


----
5

Portfolio of Investments
Nuveen Income Fund (continued)
September 30, 2001

   Principal
Amount (000)   Description
----------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 27.1%

    $ 1,000    Federal Home Loan Mortgage Corporation, Series 2063, Class PL, 6.250%, 4/15/12

      1,000    Federal Home Loan Mortgage Corporation, Series 2155, Class PG, 6.000%, 7/15/27 (WI, settling 10/02/01)

               Federal National Mortgage Association:
      1,000     7.000%, 10/01/31 (WI, settling 10/15/01)
      1,000     6.500%, 10/01/31 (WI, settling 10/18/01)

        944    Federal National Mortgage Association, Series 1993-20, Class GA, 6.500%, 9/25/19

        434    Federal National Mortgage Association, Series 1999-25, Class A, 6.000%, 3/25/26
----------------------------------------------------------------------------------------------------------------------
    $ 9,128    Total U.S. Government and Agency Obligations (cost $9,725,864)
----------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 19.7%

    $   500    AIG Funding Inc., effective yield of 0.755%, 10/02/01

        500    Amsterdam Funding Corp., effective yield of 1.771%, 10/05/01

        500    BellSouth Corporation, effective yield of 1.525%, 10/04/01

        500    Edison Asset Securitization LLC, effective yield of 1.983%, 10/05/01

        500    International Lease Finance Corporation, effective yield of 1.560%, 10/04/01

        500    Kraft Foods Inc., effective yield of 1.525%, 10/04/01

        500    Transamerica Finance Corporation, effective yield of 1.525%, 10/04/01

        500    Yamaha Motor Finance Corporation, effective yield of 1.740%, 10/04/01
----------------------------------------------------------------------------------------------------------------------
    $ 4,000    Total Commercial Paper (cost $3,998,937)
----------------------------------------------------------------------------------------------------------------------
$22,179        Total Investments (cost $22,381,876) - 112.8%
----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (12.8)%
               -------------------------------------------------------------------------------------------------------
               Net Assets - 100%
               -------------------------------------------------------------------------------------------------------

                                                                                                       Optional Call
Description                                                                                              Provisions* Ratings**
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 27.1%

Federal Home Loan Mortgage Corporation, Series 2063, Class PL, 6.250%, 4/15/12                          No Opt. Call       AAA

Federal Home Loan Mortgage Corporation, Series 2155, Class PG, 6.000%, 7/15/27 (WI, settling 10/02/01)  No Opt. Call       Aaa

Federal National Mortgage Association:
 7.000%, 10/01/31 (WI, settling 10/15/01)                                                               No Opt. Call       Aaa
 6.500%, 10/01/31 (WI, settling 10/18/01)                                                               No Opt. Call       Aaa

Federal National Mortgage Association, Series 1993-20, Class GA, 6.500%, 9/25/19                        No Opt. Call    N/R***

Federal National Mortgage Association, Series 1999-25, Class A, 6.000%, 3/25/26                         No Opt. Call       AAA
-------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations (cost $9,725,864)
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 19.7%

AIG Funding Inc., effective yield of 0.755%, 10/02/01                                                                      A-1

Amsterdam Funding Corp., effective yield of 1.771%, 10/05/01                                                               A-1

BellSouth Corporation, effective yield of 1.525%, 10/04/01                                                                 A-1

Edison Asset Securitization LLC, effective yield of 1.983%, 10/05/01                                                       A-1

International Lease Finance Corporation, effective yield of 1.560%, 10/04/01                                               A-1

Kraft Foods Inc., effective yield of 1.525%, 10/04/01                                                                      A-1

Transamerica Finance Corporation, effective yield of 1.525%, 10/04/01                                                      A-1

Yamaha Motor Finance Corporation, effective yield of 1.740%, 10/04/01                                                      A-1
-------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost $3,998,937)
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $22,381,876) - 112.8%
-------------------------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities - (12.8)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Market
Description                                                                                                  Value
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 27.1%

Federal Home Loan Mortgage Corporation, Series 2063, Class PL, 6.250%, 4/15/12                         $ 1,051,465

Federal Home Loan Mortgage Corporation, Series 2155, Class PG, 6.000%, 7/15/27 (WI, settling 10/02/01)   1,007,934

Federal National Mortgage Association:
 7.000%, 10/01/31 (WI, settling 10/15/01)                                                                1,033,124
 6.500%, 10/01/31 (WI, settling 10/18/01)                                                                1,029,687

Federal National Mortgage Association, Series 1993-20, Class GA, 6.500%, 9/25/19                           958,290

Federal National Mortgage Association, Series 1999-25, Class A, 6.000%, 3/25/26                            445,522
--------------------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations (cost $9,725,864)                                          10,048,485
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 19.7%

AIG Funding Inc., effective yield of 0.755%, 10/02/01                                                      499,958

Amsterdam Funding Corp., effective yield of 1.771%, 10/05/01                                               499,828

BellSouth Corporation, effective yield of 1.525%, 10/04/01                                                 499,873

Edison Asset Securitization LLC, effective yield of 1.983%, 10/05/01                                       499,807

International Lease Finance Corporation, effective yield of 1.560%, 10/04/01                               499,870

Kraft Foods Inc., effective yield of 1.525%, 10/04/01                                                      499,873

Transamerica Finance Corporation, effective yield of 1.525%, 10/04/01                                      499,873

Yamaha Motor Finance Corporation, effective yield of 1.740%, 10/04/01                                      499,855
--------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost $3,998,937)                                                                 3,998,937
--------------------------------------------------------------------------------------------------------------------
Total Investments (cost $22,381,876) - 112.8%                                                           22,927,619
--------------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities - (12.8)%                                                                 (2,599,621)
--------------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                                      $20,327,998
--------------------------------------------------------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

        *** Securities are backed by an escrow or trust containing sufficient
            U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         N/RInvestment is not rated.

        (WI)Security purchase on a when-issued basis.



                                See accompanying notes to financial statements.

----
6

Statement of Net Assets
Nuveen Income Fund
September 30, 2001

--------------------------------------------------------------------------------

Assets
Investment securities, at market value (cost $22,381,876)                                                 $22,927,619
Receivables:
  Fund manager                                                                                                 62,355
  Interest                                                                                                    242,112
  Investments sold                                                                                            556,825
  Shares sold                                                                                                 131,729
Other assets                                                                                                      623
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                           23,921,263
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                385,821
Payables:
  Investments purchased                                                                                     3,072,521
  Shares redeemed                                                                                              29,405
Accrued expenses:
  12b-1 distribution and service fees                                                                          10,423
  Other                                                                                                        77,751
Dividends payable                                                                                              17,344
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                       3,593,265
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $20,327,998
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                $ 7,191,598
Shares outstanding                                                                                            370,720
Net asset value and redemption price per share                                                            $     19.40
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price) $     20.37
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                $10,718,942
Shares outstanding                                                                                            552,589
Net asset value, offering and redemption price per share                                                  $     19.40
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                $ 1,814,689
Shares outstanding                                                                                             93,362
Net asset value, offering and redemption price per share                                                  $     19.44
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                $   602,769
Shares outstanding                                                                                             30,976
Net asset value, offering and redemption price per share                                                  $     19.46
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
7

Statement of Operations
Nuveen Income Fund
Year Ended September 30, 2001

---------------------------------------------------------------------------------
Investment Income                                                    $1,387,731
---------------------------------------------------------------------------------
Expenses
Management fees                                                         110,745
12b-1 service fees-Class A                                               10,100
12b-1 distribution and service fees-Class B                              70,513
12b-1 distribution and service fees-Class C                              10,641
Shareholders' servicing agent fees and expenses                           8,529
Custodian's fees and expenses                                            54,734
Trustees' fees and expenses                                               2,500
Professional fees                                                        65,998
Shareholders' reports-printing and mailing expenses                      63,733
Federal and state registration fees                                      23,769
Other expenses                                                            3,758
---------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    425,020
  Custodian fee credit                                                   (5,969)
  Expense reimbursement                                                (186,105)
---------------------------------------------------------------------------------
Net expenses                                                            232,946
---------------------------------------------------------------------------------
Net investment income                                                 1,154,785
---------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                          221,385
Net change in unrealized appreciation or depreciation of investments    527,539
---------------------------------------------------------------------------------
Net gain from investments                                               748,924
---------------------------------------------------------------------------------
Net increase in net assets from operations                           $1,903,709
---------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
8

Statement of Changes in Net Assets
Nuveen Income Fund

                                                                                       Year Ended   Year Ended
                                                                                          9/30/01      9/30/00
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                $  1,154,785  $ 1,125,085
Net realized gain (loss) from investment transactions                                     221,385     (861,449)
Net change in unrealized appreciation or depreciation of investments                      527,539      508,593
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              1,903,709      772,229
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                                (276,920)    (106,264)
  Class B                                                                                (423,600)    (280,180)
  Class C                                                                                 (62,865)     (56,050)
  Class R                                                                                (458,393)    (647,561)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                              (1,221,778)  (1,090,055)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                       20,343,548    4,755,961
Net proceeds from shares issued to shareholders due to reinvestment of distributions      176,505      109,496
----------------------------------------------------------------------------------------------------------------
                                                                                       20,520,053    4,865,457
Cost of shares redeemed                                                               (19,052,673)  (2,593,852)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                 1,467,380    2,271,605
----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                              2,149,311    1,953,779
Net assets at the beginning of year                                                    18,178,687   16,224,908
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $ 20,327,998  $18,178,687
----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year        $     (4,614) $    62,379
----------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
9

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end, diversified management series investment company registered under the Investment Company Act of 1940.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The Fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices used to value fixed-income securities are based on the mean between the bid and asked prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, may establish a fair value for the security. Securities having remaining maturities of 60 days or less when purchased are valued by amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2001, the Fund had outstanding when-issued purchase commitments of $3,072,521.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders
Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

----
10

Mortgage Dollar Roll Transactions
The Fund is authorized to enter into portfolio lending transactions including Mortgage Dollar Roll transactions ("Dollar Rolls"). The Fund would enter into such a transaction to take advantage of imbalances in the supply and demand of certain securities held in the Fund's portfolio and to enhance investment earnings and total return. In a Dollar Roll transaction, the Fund sells a mortgage-backed security to a third party and simultaneously enters into a commitment to repurchase a substantially similar security at a future date from the same party. The Fund and the counterparty may decide to extend a Dollar Roll transaction at the end of the original contract. Dollar Rolls are treated as financing transactions in which the Fund retains ownership of the securities loaned. Such securities, together with any securities purchased with the proceeds of the financing, are marked-to-market daily with the corresponding unrealized gains or losses reflected in Fund operations. Interest earnings on the original investment loaned are retained by the Fund as well as the interest earned on the securities purchased with the proceeds of the loan. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the repurchase commitments. Although there are economic advantages of entering into a Dollar Roll transaction, there are also additional risks. The Fund manages the risks associated with Dollar Roll transactions by entering into contracts only with firms Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of the John Nuveen Company, deems to be of good standing.

Derivative Financial Instruments
The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended September 30, 2001.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

----
11

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                           Year Ended               Year Ended
                                                                             9/30/01                 9/30/00
                                                                    ------------------------  ---------------------
                                                                        Shares        Amount    Shares       Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                              316,429  $  5,996,165    45,077  $   834,879
  Class B                                                              271,770     5,219,175   173,876    3,253,598
  Class C                                                               79,107     1,525,722    18,897      353,581
  Class R                                                              401,861     7,602,486    17,096      313,903
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                3,034        57,800     1,285       23,952
  Class B                                                                4,069        77,461     3,068       57,271
  Class C                                                                  712        13,570       977       18,247
  Class R                                                                1,454        27,674       539       10,026
---------------------------------------------------------------------------------------------------------------------
                                                                     1,078,436    20,520,053   260,815    4,865,457
---------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (40,629)     (770,472)  (26,591)    (487,412)
  Class B                                                              (41,728)     (786,211)  (74,646)  (1,381,209)
  Class C                                                              (30,951)     (593,464)  (34,229)    (636,786)
  Class R                                                             (891,741)  (16,902,526)   (4,761)     (88,445)
---------------------------------------------------------------------------------------------------------------------
                                                                    (1,005,049)  (19,052,673) (140,227)  (2,593,852)
---------------------------------------------------------------------------------------------------------------------
Net increase                                                            73,387  $  1,467,380   120,588  $ 2,271,605
---------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders
The Fund declared a dividend distribution from its net investment income which was paid November 1, 2001, to shareholders of record on October 9, 2001, as follows:

                           ---------------------------
                           Dividend per share:
                             Class A           $.1045
                             Class B            .0930
                             Class C            .0930
                             Class R            .1085
                           ---------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations (excluding Dollar Roll transactions) and short-term investments for the fiscal year ended September 30, 2001, were as follows:

             -------------------------------------------------------
             Purchases:
               Investment securities                   $  8,382,176
               U.S. Government and agency obligations    13,831,474
               Short-term investments                   129,962,671
             Sales and maturities:
               Investment securities                      6,612,657
               U.S. Government and agency obligations    16,396,836
               Short-term investments                   130,698,250
             -------------------------------------------------------

At September 30, 2001, the cost of investments owned for federal income tax purposes was $22,381,876. Net unrealized appreciation for federal income tax purposes aggregated $545,743 of which $611,608 related to appreciated securities and $65,865 related to depreciated securities.

At September 30, 2001, the Fund had unused capital loss carryforwards of $799,447 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $161,888 of the carryforward will expire in the year 2007, $44,946 will expire in the year 2008, and $592,613 of the carryforward will expire in the year 2009.

----
12

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets       Management Fee
----------------------------------------------
For the first $125 million      .6000 of 1%
For the next $125 million       .5875 of 1
For the next $250 million       .5750 of 1
For the next $500 million       .5625 of 1
For the next $1 billion         .5500 of 1
For net assets over $2 billion  .5250 of 1
----------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended September 30, 2001, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $21,400 all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2001, the Distributor compensated authorized dealers directly with approximately $113,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During fiscal year ended September 30, 2001, the Distributor retained approximately $62,200 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $28,800 of CDSC on share redemptions during the fiscal year ended September 30, 2001.

6. Composition of Net Assets
At September 30, 2001, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                   $20,586,315
Undistributed (Over-distribution of) net investment income             (4,614)
Accumulated net realized gain (loss) from investment transactions    (799,446)
Net unrealized appreciation of investments                            545,743
-------------------------------------------------------------------------------
Net assets                                                        $20,327,998
-------------------------------------------------------------------------------

----
13

Financial Highlights

                     Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations      Less Distributions
                        -------------------------  ----------------------                   -------





                                       Net            From
                                 Realized/          and in
                                Unrealized          Excess
              Beginning     Net    Invest-          of Net                 Ending            Ending
                    Net Invest-       ment         Invest-                    Net               Net
Year Ended        Asset    ment       Gain            ment Capital          Asset     Total  Assets
September 30,     Value  Income     (Loss)  Total   Income   Gains  Total   Value Return(a)   (000)
----------------------------------------------------------------------------------------------------
Class A (11/98)
    2001         $18.66   $1.23     $  .80  $2.03  $(1.29)  $ --   $(1.29) $19.40   11.29%  $ 7,192
    2000          19.00    1.25       (.38)   .87   (1.21)    --    (1.21)  18.66    4.74     1,714
   1999(e)        20.00    1.02      (1.03)  (.01)   (.99)    --     (.99)  19.00    (.04)    1,370
Class B (11/98)
    2001          18.66    1.09        .80   1.89   (1.15)    --    (1.15)  19.40   10.49    10,719
   2000           19.00    1.11       (.38)   .73   (1.07)    --    (1.07)  18.66    3.96     5,942
   1999(e)        20.00     .90      (1.03)  (.13)   (.87)    --     (.87)  19.00    (.68)    4,108
Class C (11/98)
    2001          18.70    1.09        .80   1.89   (1.15)    --    (1.15)  19.44   10.47     1,815
   2000           19.01    1.11       (.35)   .76   (1.07)    --    (1.07)  18.70    4.13       832
   1999(e)        20.00     .90      (1.02)  (.12)   (.87)    --     (.87)  19.01    (.62)    1,119
Class R (11/98)
    2001          18.66    1.28        .86   2.14   (1.34)    --    (1.34)  19.46   11.91       603
   2000           19.01    1.30       (.39)   .91   (1.26)    --    (1.26)  18.66    4.95     9,690
   1999(e)        20.00    1.06      (1.02)   .04   (1.03)    --    (1.03)  19.01     .21     9,627
----------------------------------------------------------------------------------------------------

Class (Inception Date)
                               Ratios/Supplemental Data
              ----------------------------------------------------------------
              Before Credit/           After         After Credit/
              Reimbursement     Reimbursement(b)  Reimbursement(c)
              ----------------  ----------------  ----------------
                       Ratio of          Ratio of          Ratio of
                            Net               Net               Net
                        Invest-           Invest-           Invest-
              Ratio of     ment Ratio of     ment Ratio of     ment
              Expenses   Income Expenses   Income Expenses   Income
                    to       to       to       to       to       to
               Average  Average  Average  Average  Average  Average Portfolio
Year Ended         Net      Net      Net      Net      Net      Net  Turnover
September 30,   Assets   Assets   Assets   Assets   Assets   Assets   Rate(d)
------------------------------------------------------------------------------
Class A (11/98)
    2001        2.24%    5.20%    1.05%    6.39%    1.02%    6.42%     120%
    2000        2.06     5.71     1.09     6.68     1.05     6.72      112
   1999(e)      1.88*    5.60*    1.08*    6.40*    1.05*    6.42*      67
Class B (11/98)
    2001        2.92     4.55     1.80     5.68     1.77     5.71      120
   2000         2.80     4.97     1.84     5.93     1.80     5.97      112
   1999(e)      2.62*    4.85*    1.83*    5.65*    1.80*    5.67*      67
Class C (11/98)
    2001        2.98     4.48     1.80     5.66     1.77     5.69      120
   2000         2.78     4.99     1.84     5.93     1.80     5.97      112
   1999(e)      2.62*    4.87*    1.83*    5.66*    1.80*    5.69*      67
Class R (11/98)
    2001        1.54     6.09      .80     6.83      .77     6.86      120
   2000         1.80     5.97      .84     6.93      .80     6.97      112
   1999(e)      1.71*    5.62*     .83*    6.50*     .80*    6.53*      67
------------------------------------------------------------------------------

* Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)Excluding Dollar Roll transactions.
(e)For the period November 30, 1998 (commencement of operations) through September 30, 1999.



                                See accompanying notes to financial statements.

----
14

Report of Indepedent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust III:

We have audited the accompanying statement of net assets including the portfolio of investments of Nuveen Income Fund (the "Fund") (the sole portfolio constituting the Nuveen Investment Trust III (a Massachusetts business trust)), as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Income Fund as of September 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 19, 2001

----
15

                                      Notes


































------
16

Fund Information

Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Shelia W. Wellington

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787






NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


------
17

         Serving
Investors
         For Generations
--------------------------------------------------------------------------------

[Photo of John Nuveen, Sr. appears here]
          John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments

                                      Nuveen Investments
                                      333 West Wacker Drive
                                      Chicago, Illinois 60606-1286
                                      www.nuveen.com

                                      EAN-IF-9-01